UBS

Cmoproj

Fixed Income Research

MAST0310A  30 year  5.5

3:34:54 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

1A1

17,784,000.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

10/30/03

30 year

5.60

238.00

250.0PSA

98:02

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	400	500	700	1000

97:18	5.611	5.655	5.747	5.794	5.937	6.030	6.212	6.465
97:19	5.606	5.649	5.740	5.787	5.927	6.019	6.198	6.448
97:20	5.602	5.644	5.733	5.779	5.918	6.008	6.184	6.430
97:21	5.597	5.639	5.727	5.772	5.908	5.997	6.170	6.412
97:22	5.592	5.634	5.720	5.764	5.898	5.986	6.157	6.395
97:23	5.588	5.628	5.713	5.757	5.889	5.975	6.143	6.377
97:24	5.583	5.623	5.707	5.750	5.879	5.964	6.129	6.360
97:25	5.579	5.618	5.700	5.742	5.870	5.953	6.115	6.342
97:26	5.574	5.612	5.693	5.735	5.860	5.942	6.102	6.324
97:27	5.569	5.607	5.687	5.727	5.851	5.932	6.088	6.307
97:28	5.565	5.602	5.680	5.720	5.841	5.921	6.074	6.289
97:29	5.560	5.597	5.673	5.713	5.832	5.910	6.061	6.272
97:30	5.556	5.591	5.667	5.705	5.822	5.899	6.047	6.254
97:31	5.551	5.586	5.660	5.698	5.812	5.888	6.033	6.237
98:00	5.546	5.581	5.653	5.691	5.803	5.877	6.020	6.219
98:01	5.542	5.576	5.647	5.683	5.793	5.866	6.006	6.202
98:02	5.537	5.570	5.640	5.676	5.784	5.855	5.992	6.184
98:03	5.533	5.565	5.633	5.669	5.774	5.844	5.979	6.167
98:04	5.528	5.560	5.627	5.661	5.765	5.833	5.965	6.149
98:05	5.524	5.555	5.620	5.654	5.755	5.822	5.951	6.132
98:06	5.519	5.550	5.614	5.647	5.746	5.811	5.938	6.114
98:07	5.514	5.544	5.607	5.639	5.736	5.800	5.924	6.097
98:08	5.510	5.539	5.600	5.632	5.727	5.790	5.910	6.080
98:09	5.505	5.534	5.594	5.625	5.718	5.779	5.897	6.062
98:10	5.501	5.529	5.587	5.617	5.708	5.768	5.883	6.045
98:11	5.496	5.523	5.581	5.610	5.699	5.757	5.870	6.027
98:12	5.492	5.518	5.574	5.603	5.689	5.746	5.856	6.010
98:13	5.487	5.513	5.567	5.595	5.680	5.735	5.842	5.993
98:14	5.483	5.508	5.561	5.588	5.670	5.724	5.829	5.975
98:15	5.478	5.503	5.554	5.581	5.661	5.713	5.815	5.958
98:16	5.473	5.497	5.548	5.573	5.651	5.703	5.802	5.940
98:17	5.469	5.492	5.541	5.566	5.642	5.692	5.788	5.923

Avg Life	9.809	8.317	6.237	5.506	4.039	3.428	2.648	2.010
Duration	6.933	6.055	4.783	4.318	3.338	2.905	2.324	1.815
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	8/23	8/23	8/23	8/23	8/23	8/23	8/23	12/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310A  30 year  5.5

3:19:44 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

1A2

936,000.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

10/30/03

30 year

5.60

238.00

250.0PSA

98:28

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	750	1000

98:12	5.492	5.518	5.574	5.603	5.631	5.689	5.746	5.883	6.010
98:13	5.487	5.513	5.567	5.595	5.623	5.680	5.735	5.868	5.993
98:14	5.483	5.508	5.561	5.588	5.615	5.670	5.724	5.854	5.975
98:15	5.478	5.503	5.554	5.581	5.607	5.661	5.713	5.840	5.958
98:16	5.473	5.497	5.548	5.573	5.599	5.651	5.703	5.826	5.940
98:17	5.469	5.492	5.541	5.566	5.591	5.642	5.692	5.812	5.923
98:18	5.464	5.487	5.534	5.559	5.583	5.633	5.681	5.797	5.906
98:19	5.460	5.482	5.528	5.552	5.575	5.623	5.670	5.783	5.888
98:20	5.455	5.477	5.521	5.544	5.567	5.614	5.659	5.769	5.871
98:21	5.451	5.471	5.515	5.537	5.559	5.604	5.648	5.755	5.854
98:22	5.446	5.466	5.508	5.530	5.551	5.595	5.638	5.741	5.836
98:23	5.442	5.461	5.502	5.522	5.543	5.585	5.627	5.726	5.819
98:24	5.437	5.456	5.495	5.515	5.536	5.576	5.616	5.712	5.802
98:25	5.433	5.451	5.488	5.508	5.528	5.567	5.605	5.698	5.785
98:26	5.428	5.445	5.482	5.501	5.520	5.557	5.595	5.684	5.767
98:27	5.424	5.440	5.475	5.493	5.512	5.548	5.584	5.670	5.750
98:28	5.419	5.435	5.469	5.486	5.504	5.539	5.573	5.656	5.733
98:29	5.415	5.430	5.462	5.479	5.496	5.529	5.562	5.642	5.716
98:30	5.410	5.425	5.456	5.472	5.488	5.520	5.551	5.628	5.698
98:31	5.406	5.420	5.449	5.464	5.480	5.510	5.541	5.613	5.681
99:00	5.401	5.414	5.443	5.457	5.472	5.501	5.530	5.599	5.664
99:01	5.397	5.409	5.436	5.450	5.464	5.492	5.519	5.585	5.647
99:02	5.392	5.404	5.430	5.443	5.456	5.482	5.508	5.571	5.629
99:03	5.388	5.399	5.423	5.436	5.448	5.473	5.498	5.557	5.612
99:04	5.383	5.394	5.417	5.428	5.440	5.464	5.487	5.543	5.595
99:05	5.379	5.389	5.410	5.421	5.432	5.454	5.476	5.529	5.578
99:06	5.374	5.384	5.404	5.414	5.424	5.445	5.466	5.515	5.561
99:07	5.370	5.378	5.397	5.407	5.416	5.436	5.455	5.501	5.544
99:08	5.365	5.373	5.391	5.400	5.409	5.426	5.444	5.487	5.526
99:09	5.361	5.368	5.384	5.392	5.401	5.417	5.433	5.473	5.509
99:10	5.356	5.363	5.378	5.385	5.393	5.408	5.423	5.459	5.492
99:11	5.352	5.358	5.371	5.378	5.385	5.399	5.412	5.445	5.475

Avg Life	9.809	8.317	6.237	5.506	4.917	4.039	3.428	2.510	2.010
Duration	6.967	6.088	4.812	4.344	3.957	3.358	2.923	2.228	1.824
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	8/23	8/23	8/23	8/23	8/23	8/23	8/23	1/23	12/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310B  30 year  4.9

3:54:58 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A1

23,729,455.65

4.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.5000

10/30/03

30 year

5.06

118.00

250.0PSA

99:17

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	400	500	700	1000

99:01	4.701	4.712	4.735	4.746	4.782	4.806	4.856	4.929
99:02	4.694	4.704	4.726	4.737	4.771	4.794	4.841	4.911
99:03	4.687	4.696	4.717	4.727	4.759	4.782	4.826	4.893
99:04	4.679	4.688	4.708	4.717	4.748	4.769	4.812	4.875
99:05	4.672	4.680	4.699	4.708	4.737	4.757	4.797	4.857
99:06	4.664	4.672	4.689	4.698	4.726	4.744	4.782	4.838
99:07	4.657	4.664	4.680	4.689	4.715	4.732	4.768	4.820
99:08	4.649	4.656	4.671	4.679	4.703	4.720	4.753	4.802
99:09	4.642	4.649	4.662	4.670	4.692	4.707	4.738	4.784
99:10	4.634	4.641	4.654	4.660	4.681	4.695	4.724	4.766
99:11	4.627	4.633	4.645	4.651	4.670	4.683	4.709	4.748
99:12	4.619	4.625	4.636	4.641	4.658	4.670	4.694	4.730
99:13	4.612	4.617	4.627	4.632	4.647	4.658	4.680	4.712
99:14	4.605	4.609	4.618	4.622	4.636	4.646	4.665	4.694
99:15	4.597	4.601	4.609	4.613	4.625	4.633	4.650	4.676
99:16	4.590	4.593	4.600	4.603	4.614	4.621	4.636	4.658
99:17	4.582	4.585	4.591	4.594	4.603	4.609	4.621	4.640
99:18	4.575	4.577	4.582	4.584	4.591	4.596	4.607	4.622
99:19	4.568	4.569	4.573	4.575	4.580	4.584	4.592	4.604
99:20	4.560	4.561	4.564	4.565	4.569	4.572	4.577	4.586
99:21	4.553	4.553	4.555	4.556	4.558	4.560	4.563	4.568
99:22	4.545	4.546	4.546	4.546	4.547	4.547	4.548	4.550
99:23	4.538	4.538	4.537	4.537	4.536	4.535	4.534	4.532
99:24	4.531	4.530	4.528	4.527	4.525	4.523	4.519	4.514
99:25	4.523	4.522	4.519	4.518	4.513	4.510	4.505	4.496
99:26	4.516	4.514	4.510	4.508	4.502	4.498	4.490	4.478
99:27	4.508	4.506	4.501	4.499	4.491	4.486	4.475	4.460
99:28	4.501	4.498	4.492	4.489	4.480	4.474	4.461	4.442
99:29	4.494	4.490	4.484	4.480	4.469	4.462	4.446	4.424
99:30	4.486	4.482	4.475	4.471	4.458	4.449	4.432	4.406
99:31	4.479	4.475	4.466	4.461	4.447	4.437	4.417	4.388
100:00	4.472	4.467	4.457	4.452	4.436	4.425	4.403	4.370

Avg Life	4.967	4.623	4.034	3.783	3.165	2.844	2.356	1.877
Duration	4.218	3.952	3.492	3.294	2.802	2.542	2.141	1.736
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	8/13	8/13	8/13	8/13	8/13	8/13	8/13	9/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310C  30 year  7.8

1:32:30 pm October 23, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A1

153,787,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.64

359.00

300.0PSA

99:02

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	400	500	700	1000

98:18	5.687	5.711	5.762	5.788	5.862	5.910	6.000	6.118
98:19	5.683	5.707	5.756	5.781	5.854	5.900	5.987	6.102
98:20	5.679	5.703	5.750	5.774	5.845	5.890	5.974	6.085
98:21	5.676	5.698	5.745	5.768	5.836	5.879	5.961	6.069
98:22	5.672	5.694	5.739	5.761	5.827	5.869	5.948	6.053
98:23	5.669	5.690	5.733	5.755	5.818	5.859	5.936	6.037
98:24	5.665	5.685	5.727	5.748	5.810	5.849	5.923	6.020
98:25	5.661	5.681	5.721	5.742	5.801	5.839	5.910	6.004
98:26	5.658	5.677	5.715	5.735	5.792	5.828	5.897	5.988
98:27	5.654	5.672	5.710	5.728	5.783	5.818	5.884	5.971
98:28	5.650	5.668	5.704	5.722	5.775	5.808	5.872	5.955
98:29	5.647	5.664	5.698	5.715	5.766	5.798	5.859	5.939
98:30	5.643	5.659	5.692	5.709	5.757	5.788	5.846	5.923
98:31	5.640	5.655	5.686	5.702	5.748	5.778	5.833	5.907
99:00	5.636	5.651	5.681	5.696	5.740	5.768	5.821	5.890
99:01	5.632	5.646	5.675	5.689	5.731	5.757	5.808	5.874
99:02	5.629	5.642	5.669	5.682	5.722	5.747	5.795	5.858
99:03	5.625	5.638	5.663	5.676	5.713	5.737	5.782	5.842
99:04	5.622	5.633	5.657	5.669	5.705	5.727	5.770	5.826
99:05	5.618	5.629	5.651	5.663	5.696	5.717	5.757	5.809
99:06	5.614	5.625	5.646	5.656	5.687	5.707	5.744	5.793
99:07	5.611	5.620	5.640	5.650	5.678	5.697	5.731	5.777
99:08	5.607	5.616	5.634	5.643	5.670	5.687	5.719	5.761
99:09	5.604	5.612	5.628	5.637	5.661	5.677	5.706	5.745
99:10	5.600	5.607	5.623	5.630	5.652	5.667	5.693	5.729
99:11	5.597	5.603	5.617	5.624	5.644	5.656	5.681	5.712
99:12	5.593	5.599	5.611	5.617	5.635	5.646	5.668	5.696
99:13	5.589	5.595	5.605	5.611	5.626	5.636	5.655	5.680
99:14	5.586	5.590	5.599	5.604	5.618	5.626	5.643	5.664
99:15	5.582	5.586	5.594	5.598	5.609	5.616	5.630	5.648
99:16	5.579	5.582	5.588	5.591	5.600	5.606	5.617	5.632
99:17	5.575	5.577	5.582	5.585	5.592	5.596	5.605	5.616

Avg Life	14.272	11.130	7.466	6.365	4.413	3.684	2.807	2.145
Duration	8.726	7.272	5.410	4.794	3.597	3.103	2.465	1.939
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	10/33	10/33	10/33	10/33	10/33	10/33	3/33	2/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

4:02:12 pm October 20, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A2

132,801,819.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

10/30/03

30 year

5.68

358.00

300.0PSA

99:27

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	750	1000

99:11	5.348	5.359	5.385	5.397	5.408	5.428	5.446	5.483	5.514
99:12	5.344	5.354	5.377	5.388	5.398	5.416	5.432	5.465	5.492
99:13	5.340	5.349	5.369	5.379	5.388	5.404	5.418	5.447	5.471
99:14	5.335	5.344	5.361	5.369	5.377	5.391	5.404	5.429	5.450
99:15	5.331	5.338	5.353	5.360	5.367	5.379	5.389	5.411	5.429
99:16	5.327	5.333	5.345	5.351	5.357	5.367	5.375	5.393	5.408
99:17	5.323	5.328	5.337	5.342	5.347	5.354	5.361	5.376	5.387
99:18	5.319	5.322	5.330	5.333	5.336	5.342	5.347	5.358	5.366
99:19	5.315	5.317	5.322	5.324	5.326	5.330	5.333	5.340	5.345
99:20	5.311	5.312	5.314	5.315	5.316	5.318	5.319	5.322	5.324
99:21	5.307	5.307	5.306	5.306	5.306	5.305	5.305	5.304	5.303
99:22	5.303	5.301	5.298	5.297	5.295	5.293	5.291	5.286	5.283
99:23	5.299	5.296	5.291	5.288	5.285	5.281	5.277	5.268	5.262
99:24	5.295	5.291	5.283	5.279	5.275	5.268	5.263	5.251	5.241
99:25	5.291	5.286	5.275	5.270	5.265	5.256	5.249	5.233	5.220
99:26	5.287	5.280	5.267	5.261	5.255	5.244	5.235	5.215	5.199
99:27	5.283	5.275	5.259	5.252	5.244	5.232	5.221	5.197	5.178
99:28	5.279	5.270	5.251	5.243	5.234	5.219	5.206	5.179	5.157
99:29	5.274	5.265	5.244	5.234	5.224	5.207	5.192	5.162	5.136
99:30	5.270	5.259	5.236	5.224	5.214	5.195	5.178	5.144	5.115
99:31	5.266	5.254	5.228	5.215	5.204	5.183	5.164	5.126	5.094
100:00	5.262	5.249	5.220	5.206	5.193	5.170	5.150	5.108	5.074
100:01	5.258	5.244	5.213	5.197	5.183	5.158	5.136	5.091	5.053
100:02	5.254	5.239	5.205	5.188	5.173	5.146	5.122	5.073	5.032
100:03	5.250	5.233	5.197	5.179	5.163	5.134	5.108	5.055	5.011
100:04	5.246	5.228	5.189	5.170	5.153	5.122	5.094	5.038	4.990
100:05	5.242	5.223	5.181	5.161	5.143	5.109	5.080	5.020	4.969
100:06	5.238	5.218	5.174	5.152	5.133	5.097	5.066	5.002	4.949
100:07	5.234	5.212	5.166	5.143	5.122	5.085	5.052	4.984	4.928
100:08	5.230	5.207	5.158	5.134	5.112	5.073	5.039	4.967	4.907
100:09	5.226	5.202	5.150	5.125	5.102	5.061	5.025	4.949	4.886
100:10	5.222	5.197	5.143	5.116	5.092	5.048	5.011	4.931	4.866

Avg Life	11.324	7.990	4.819	4.038	3.510	2.851	2.455	1.902	1.604
Duration	7.686	5.942	3.996	3.448	3.057	2.543	2.220	1.752	1.492
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	12/27	4/23	9/15	4/13	8/11	8/09	7/08	3/07	7/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

3:34:41 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A3

13,280,181.00

1.57000

0

1.000000

1ML

1.1200

0.45000

1.00000

8.00000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

1.5700

10/30/03

1ML30 year

5.68

358.00

300.0PSA

100:01

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	750	1000

99:17	1.622	1.640	1.679	1.697	1.715	1.746	1.773	1.829	1.875
99:18	1.619	1.635	1.672	1.689	1.706	1.735	1.759	1.812	1.855
99:19	1.616	1.631	1.665	1.681	1.696	1.723	1.746	1.795	1.835
99:20	1.613	1.627	1.658	1.673	1.687	1.712	1.733	1.778	1.815
99:21	1.610	1.623	1.651	1.665	1.678	1.700	1.720	1.761	1.795
99:22	1.606	1.618	1.644	1.657	1.668	1.689	1.707	1.744	1.775
99:23	1.603	1.614	1.637	1.648	1.659	1.677	1.694	1.727	1.755
99:24	1.600	1.610	1.630	1.640	1.650	1.666	1.680	1.710	1.735
99:25	1.597	1.605	1.623	1.632	1.640	1.655	1.667	1.693	1.715
99:26	1.594	1.601	1.616	1.624	1.631	1.643	1.654	1.676	1.695
99:27	1.591	1.597	1.610	1.616	1.622	1.632	1.641	1.659	1.675
99:28	1.588	1.592	1.603	1.608	1.612	1.621	1.628	1.643	1.655
99:29	1.585	1.588	1.596	1.600	1.603	1.609	1.615	1.626	1.635
99:30	1.581	1.584	1.589	1.591	1.594	1.598	1.601	1.609	1.615
99:31	1.578	1.579	1.582	1.583	1.584	1.586	1.588	1.592	1.595
100:00	1.575	1.575	1.575	1.575	1.575	1.575	1.575	1.575	1.575
100:01	1.572	1.571	1.568	1.567	1.566	1.564	1.562	1.558	1.555
100:02	1.569	1.567	1.561	1.559	1.557	1.552	1.549	1.541	1.535
100:03	1.566	1.562	1.555	1.551	1.547	1.541	1.536	1.525	1.515
100:04	1.563	1.558	1.548	1.543	1.538	1.530	1.523	1.508	1.496
100:05	1.560	1.554	1.541	1.535	1.529	1.518	1.510	1.491	1.476
100:06	1.556	1.549	1.534	1.526	1.519	1.507	1.496	1.474	1.456
100:07	1.553	1.545	1.527	1.518	1.510	1.496	1.483	1.457	1.436
100:08	1.550	1.541	1.520	1.510	1.501	1.485	1.470	1.441	1.416
100:09	1.547	1.537	1.513	1.502	1.492	1.473	1.457	1.424	1.396
100:10	1.544	1.532	1.507	1.494	1.482	1.462	1.444	1.407	1.376
100:11	1.541	1.528	1.500	1.486	1.473	1.451	1.431	1.390	1.357
100:12	1.538	1.524	1.493	1.478	1.464	1.439	1.418	1.374	1.337
100:13	1.535	1.519	1.486	1.470	1.455	1.428	1.405	1.357	1.317
100:14	1.532	1.515	1.479	1.462	1.446	1.417	1.392	1.340	1.297
100:15	1.528	1.511	1.472	1.454	1.436	1.405	1.379	1.323	1.277
100:16	1.525	1.507	1.466	1.446	1.427	1.394	1.366	1.307	1.258

Avg Life	11.324	7.990	4.819	4.038	3.510	2.851	2.455	1.902	1.604
Duration	9.997	7.274	4.548	3.846	3.364	2.753	2.381	1.855	1.569
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	12/27	4/23	9/15	4/13	8/11	8/09	7/08	3/07	7/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

4:02:38 pm October 20, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A4

13,280,181.00

6.43000

0

1.000000

1ML

1.1200

7.55000

-1.00000

7.55000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

6.4300

10/30/03

1ML30 year

5.68

358.00

300.0PSA

9:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	750	1000

8:16	83.147	80.207	74.034	70.780	67.423	60.521	53.588	36.863	21.545
8:17	82.771	79.827	73.645	70.386	67.024	60.109	53.166	36.423	21.097
8:18	82.398	79.450	73.260	69.996	66.627	59.700	52.747	35.986	20.652
8:19	82.028	79.077	72.878	69.608	66.233	59.295	52.331	35.553	20.210
8:20	81.660	78.706	72.499	69.224	65.843	58.892	51.918	35.122	19.772
8:21	81.296	78.339	72.123	68.842	65.456	58.493	51.509	34.695	19.337
8:22	80.935	77.975	71.750	68.464	65.071	58.097	51.102	34.271	18.905
8:23	80.577	77.613	71.380	68.089	64.690	57.703	50.698	33.850	18.476
8:24	80.221	77.255	71.013	67.716	64.311	57.313	50.298	33.432	18.050
8:25	79.869	76.899	70.649	67.346	63.935	56.925	49.900	33.016	17.627
8:26	79.519	76.546	70.288	66.979	63.563	56.541	49.505	32.604	17.207
8:27	79.173	76.196	69.929	66.615	63.193	56.159	49.113	32.195	16.790
8:28	78.829	75.849	69.573	66.254	62.825	55.780	48.724	31.789	16.376
8:29	78.487	75.504	69.220	65.896	62.461	55.403	48.337	31.385	15.965
8:30	78.149	75.163	68.870	65.540	62.099	55.030	47.954	30.984	15.557
8:31	77.813	74.824	68.523	65.187	61.740	54.659	47.573	30.586	15.151
9:00	77.479	74.487	68.178	64.836	61.384	54.291	47.195	30.191	14.749
9:01	77.149	74.153	67.835	64.489	61.030	53.925	46.819	29.799	14.349
9:02	76.821	73.822	67.496	64.143	60.679	53.562	46.446	29.409	13.952
9:03	76.495	73.493	67.158	63.801	60.330	53.202	46.076	29.022	13.557
9:04	76.172	73.167	66.824	63.461	59.984	52.844	45.708	28.638	13.165
9:05	75.851	72.843	66.492	63.123	59.641	52.489	45.343	28.256	12.776
9:06	75.533	72.522	66.162	62.788	59.300	52.136	44.981	27.877	12.390
9:07	75.218	72.204	65.835	62.455	58.961	51.786	44.620	27.500	12.006
9:08	74.904	71.887	65.510	62.125	58.625	51.438	44.263	27.126	11.624
9:09	74.594	71.573	65.188	61.797	58.291	51.093	43.907	26.754	11.246
9:10	74.285	71.262	64.868	61.472	57.960	50.750	43.555	26.385	10.869
9:11	73.979	70.952	64.550	61.149	57.631	50.409	43.204	26.018	10.495
9:12	73.675	70.645	64.234	60.828	57.304	50.071	42.856	25.654	10.124
9:13	73.373	70.341	63.921	60.509	56.979	49.735	42.510	25.292	9.755
9:14	73.074	70.038	63.611	60.193	56.657	49.401	42.167	24.932	9.388
9:15	72.777	69.738	63.302	59.879	56.337	49.069	41.826	24.575	9.024

Avg Life	11.324	7.990	4.819	4.038	3.510	2.851	2.455	1.902	1.604
Duration	1.036	1.026	1.001	0.985	0.968	0.937	0.912	0.873	0.857
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	12/27	4/23	9/15	4/13	8/11	8/09	7/08	3/07	7/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

3:34:54 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A5

19,234,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.68

358.00

300.0PSA

96:08

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	750	1000

95:24	5.860	5.882	5.970	6.033	6.108	6.282	6.443	6.772	7.059
95:25	5.857	5.879	5.967	6.029	6.104	6.276	6.436	6.762	7.047
95:26	5.855	5.877	5.964	6.025	6.099	6.270	6.429	6.752	7.035
95:27	5.852	5.874	5.960	6.021	6.095	6.264	6.421	6.742	7.022
95:28	5.850	5.872	5.957	6.017	6.090	6.258	6.414	6.732	7.010
95:29	5.847	5.869	5.954	6.013	6.086	6.252	6.407	6.722	6.998
95:30	5.845	5.866	5.950	6.010	6.081	6.246	6.400	6.712	6.985
95:31	5.842	5.864	5.947	6.006	6.077	6.240	6.392	6.703	6.973
96:00	5.840	5.861	5.944	6.002	6.072	6.234	6.385	6.693	6.961
96:01	5.837	5.858	5.940	5.998	6.068	6.228	6.378	6.683	6.948
96:02	5.835	5.856	5.937	5.994	6.064	6.223	6.371	6.673	6.936
96:03	5.833	5.853	5.934	5.990	6.059	6.217	6.364	6.663	6.924
96:04	5.830	5.851	5.930	5.986	6.055	6.211	6.356	6.653	6.911
96:05	5.828	5.848	5.927	5.983	6.050	6.205	6.349	6.643	6.899
96:06	5.825	5.845	5.924	5.979	6.046	6.199	6.342	6.633	6.887
96:07	5.823	5.843	5.920	5.975	6.041	6.193	6.335	6.623	6.875
96:08	5.820	5.840	5.917	5.971	6.037	6.187	6.327	6.613	6.862
96:09	5.818	5.837	5.914	5.967	6.032	6.181	6.320	6.603	6.850
96:10	5.816	5.835	5.910	5.963	6.028	6.175	6.313	6.593	6.838
96:11	5.813	5.832	5.907	5.959	6.023	6.170	6.306	6.584	6.826
96:12	5.811	5.830	5.904	5.956	6.019	6.164	6.299	6.574	6.813
96:13	5.808	5.827	5.900	5.952	6.014	6.158	6.291	6.564	6.801
96:14	5.806	5.824	5.897	5.948	6.010	6.152	6.284	6.554	6.789
96:15	5.803	5.822	5.894	5.944	6.005	6.146	6.277	6.544	6.777
96:16	5.801	5.819	5.890	5.940	6.001	6.140	6.270	6.534	6.765
96:17	5.799	5.817	5.887	5.936	5.997	6.134	6.263	6.524	6.752
96:18	5.796	5.814	5.884	5.933	5.992	6.128	6.256	6.514	6.740
96:19	5.794	5.811	5.880	5.929	5.988	6.123	6.248	6.505	6.728
96:20	5.791	5.809	5.877	5.925	5.983	6.117	6.241	6.495	6.716
96:21	5.789	5.806	5.874	5.921	5.979	6.111	6.234	6.485	6.703
96:22	5.786	5.804	5.870	5.917	5.974	6.105	6.227	6.475	6.691
96:23	5.784	5.801	5.867	5.913	5.970	6.099	6.220	6.465	6.679

Avg Life	26.037	22.352	14.685	11.901	9.698	6.819	5.355	3.733	2.956
Duration	13.270	12.338	9.675	8.396	7.234	5.492	4.485	3.264	2.637
First Pay	12/27	4/23	9/15	4/13	8/11	8/09	7/08	3/07	7/06
Last Pay	10/31	6/29	4/22	1/19	5/16	2/12	1/10	12/07	1/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

3:35:11 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A6

9,184,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.68

358.00

300.0PSA

95:05

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	750	1000

94:21	5.929	5.936	5.976	6.010	6.055	6.197	6.471	6.920	7.274
94:22	5.927	5.934	5.973	6.007	6.052	6.193	6.465	6.911	7.263
94:23	5.925	5.931	5.970	6.005	6.049	6.189	6.460	6.902	7.252
94:24	5.922	5.929	5.968	6.002	6.046	6.185	6.454	6.893	7.241
94:25	5.920	5.927	5.965	5.999	6.043	6.181	6.448	6.884	7.230
94:26	5.918	5.924	5.962	5.996	6.039	6.177	6.442	6.876	7.219
94:27	5.915	5.922	5.960	5.993	6.036	6.172	6.436	6.867	7.208
94:28	5.913	5.919	5.957	5.990	6.033	6.168	6.430	6.858	7.197
94:29	5.910	5.917	5.954	5.987	6.030	6.164	6.424	6.849	7.186
94:30	5.908	5.914	5.952	5.984	6.027	6.160	6.419	6.841	7.175
94:31	5.906	5.912	5.949	5.981	6.024	6.156	6.413	6.832	7.164
95:00	5.903	5.910	5.946	5.978	6.020	6.152	6.407	6.823	7.153
95:01	5.901	5.907	5.943	5.976	6.017	6.148	6.401	6.814	7.142
95:02	5.899	5.905	5.941	5.973	6.014	6.144	6.395	6.806	7.131
95:03	5.896	5.902	5.938	5.970	6.011	6.140	6.389	6.797	7.120
95:04	5.894	5.900	5.935	5.967	6.008	6.136	6.383	6.788	7.109
95:05	5.891	5.898	5.933	5.964	6.004	6.131	6.378	6.780	7.098
95:06	5.889	5.895	5.930	5.961	6.001	6.127	6.372	6.771	7.087
95:07	5.887	5.893	5.927	5.958	5.998	6.123	6.366	6.762	7.076
95:08	5.884	5.890	5.925	5.955	5.995	6.119	6.360	6.753	7.065
95:09	5.882	5.888	5.922	5.952	5.992	6.115	6.354	6.745	7.054
95:10	5.880	5.885	5.919	5.950	5.989	6.111	6.348	6.736	7.043
95:11	5.877	5.883	5.917	5.947	5.985	6.107	6.343	6.727	7.032
95:12	5.875	5.881	5.914	5.944	5.982	6.103	6.337	6.718	7.021
95:13	5.872	5.878	5.912	5.941	5.979	6.099	6.331	6.710	7.010
95:14	5.870	5.876	5.909	5.938	5.976	6.095	6.325	6.701	6.999
95:15	5.868	5.873	5.906	5.935	5.973	6.091	6.319	6.692	6.988
95:16	5.865	5.871	5.904	5.932	5.970	6.087	6.313	6.684	6.977
95:17	5.863	5.869	5.901	5.929	5.966	6.083	6.308	6.675	6.966
95:18	5.861	5.866	5.898	5.927	5.963	6.079	6.302	6.666	6.955
95:19	5.858	5.864	5.896	5.924	5.960	6.074	6.296	6.658	6.944
95:20	5.856	5.861	5.893	5.921	5.957	6.070	6.290	6.649	6.933

Avg Life	28.919	27.667	22.476	19.402	16.530	11.369	6.988	4.364	3.371
Duration	13.785	13.536	12.263	11.318	10.288	7.997	5.593	3.745	2.968
First Pay	10/31	6/29	4/22	1/19	5/16	2/12	1/10	12/07	1/07
Last Pay	8/33	8/33	8/33	8/33	8/33	8/33	4/12	6/08	5/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

3:34:41 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A7

20,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.68

358.00

300.0PSA

97:19

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	750	1000

97:03	5.812	5.833	5.869	5.884	5.898	5.921	5.942	6.097	6.272
97:04	5.809	5.830	5.865	5.880	5.894	5.917	5.938	6.091	6.263
97:05	5.806	5.826	5.861	5.876	5.889	5.912	5.933	6.084	6.254
97:06	5.803	5.823	5.857	5.872	5.885	5.908	5.928	6.077	6.245
97:07	5.800	5.820	5.854	5.868	5.881	5.903	5.923	6.071	6.236
97:08	5.796	5.816	5.850	5.864	5.877	5.899	5.919	6.064	6.227
97:09	5.793	5.813	5.846	5.860	5.873	5.894	5.914	6.057	6.219
97:10	5.790	5.809	5.842	5.856	5.869	5.890	5.909	6.051	6.210
97:11	5.787	5.806	5.838	5.852	5.864	5.885	5.904	6.044	6.201
97:12	5.784	5.803	5.835	5.848	5.860	5.881	5.900	6.037	6.192
97:13	5.781	5.799	5.831	5.844	5.856	5.876	5.895	6.031	6.183
97:14	5.778	5.796	5.827	5.840	5.852	5.872	5.890	6.024	6.174
97:15	5.775	5.793	5.823	5.836	5.848	5.868	5.886	6.017	6.166
97:16	5.772	5.789	5.819	5.832	5.843	5.863	5.881	6.011	6.157
97:17	5.768	5.786	5.816	5.828	5.839	5.859	5.876	6.004	6.148
97:18	5.765	5.782	5.812	5.824	5.835	5.854	5.871	5.998	6.139
97:19	5.762	5.779	5.808	5.820	5.831	5.850	5.867	5.991	6.130
97:20	5.759	5.776	5.804	5.816	5.827	5.845	5.862	5.984	6.122
97:21	5.756	5.772	5.800	5.812	5.823	5.841	5.857	5.978	6.113
97:22	5.753	5.769	5.797	5.808	5.819	5.836	5.853	5.971	6.104
97:23	5.750	5.766	5.793	5.804	5.814	5.832	5.848	5.964	6.095
97:24	5.747	5.762	5.789	5.800	5.810	5.828	5.843	5.958	6.086
97:25	5.744	5.759	5.785	5.796	5.806	5.823	5.838	5.951	6.078
97:26	5.741	5.756	5.781	5.792	5.802	5.819	5.834	5.944	6.069
97:27	5.738	5.752	5.778	5.788	5.798	5.814	5.829	5.938	6.060
97:28	5.735	5.749	5.774	5.784	5.794	5.810	5.824	5.931	6.051
97:29	5.731	5.746	5.770	5.780	5.789	5.805	5.820	5.925	6.043
97:30	5.728	5.742	5.766	5.776	5.785	5.801	5.815	5.918	6.034
97:31	5.725	5.739	5.762	5.772	5.781	5.796	5.810	5.911	6.025
98:00	5.722	5.736	5.759	5.768	5.777	5.792	5.806	5.905	6.016
98:01	5.719	5.732	5.755	5.764	5.773	5.788	5.801	5.898	6.008
98:02	5.716	5.729	5.751	5.760	5.769	5.783	5.796	5.892	5.999

Avg Life	17.363	15.247	12.490	11.575	10.855	9.806	9.024	5.816	4.186
Duration	10.299	9.497	8.384	7.988	7.664	7.165	6.766	4.805	3.623
First Pay	11/08	11/08	11/08	11/08	11/08	11/08	11/08	6/08	5/07
Last Pay	8/33	8/33	8/33	8/33	8/33	8/33	8/33	11/31	3/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310D  30 year  5.8

3:56:34 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

4A1

103,550,000.00

4.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.5000

10/30/03

30 year

5.05

178.94

250.0PSA

98:23

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	400	500	700	1000

98:07	4.796	4.824	4.881	4.911	5.001	5.061	5.178	5.343
98:08	4.791	4.818	4.874	4.903	4.991	5.050	5.165	5.326
98:09	4.785	4.812	4.867	4.895	4.981	5.039	5.151	5.309
98:10	4.780	4.806	4.859	4.887	4.972	5.028	5.138	5.292
98:11	4.775	4.800	4.852	4.879	4.962	5.017	5.124	5.275
98:12	4.769	4.794	4.845	4.871	4.952	5.006	5.111	5.258
98:13	4.764	4.788	4.838	4.864	4.942	4.995	5.097	5.241
98:14	4.758	4.782	4.831	4.856	4.933	4.984	5.083	5.224
98:15	4.753	4.776	4.823	4.848	4.923	4.973	5.070	5.207
98:16	4.748	4.770	4.816	4.840	4.913	4.962	5.056	5.190
98:17	4.742	4.764	4.809	4.832	4.903	4.951	5.043	5.173
98:18	4.737	4.758	4.802	4.824	4.894	4.940	5.029	5.156
98:19	4.731	4.752	4.795	4.817	4.884	4.929	5.016	5.139
98:20	4.726	4.746	4.787	4.809	4.874	4.918	5.002	5.122
98:21	4.721	4.740	4.780	4.801	4.864	4.907	4.989	5.105
98:22	4.715	4.734	4.773	4.793	4.855	4.896	4.975	5.088
98:23	4.710	4.728	4.766	4.785	4.845	4.885	4.962	5.071
98:24	4.704	4.722	4.759	4.778	4.835	4.874	4.948	5.054
98:25	4.699	4.716	4.751	4.770	4.825	4.863	4.935	5.037
98:26	4.694	4.710	4.744	4.762	4.816	4.852	4.922	5.020
98:27	4.688	4.704	4.737	4.754	4.806	4.841	4.908	5.003
98:28	4.683	4.698	4.730	4.746	4.796	4.830	4.895	4.986
98:29	4.678	4.692	4.723	4.739	4.787	4.819	4.881	4.969
98:30	4.672	4.686	4.716	4.731	4.777	4.808	4.868	4.952
98:31	4.667	4.680	4.709	4.723	4.767	4.797	4.854	4.935
99:00	4.662	4.674	4.701	4.715	4.758	4.786	4.841	4.918
99:01	4.656	4.669	4.694	4.708	4.748	4.775	4.828	4.902
99:02	4.651	4.663	4.687	4.700	4.738	4.764	4.814	4.885
99:03	4.646	4.657	4.680	4.692	4.729	4.753	4.801	4.868
99:04	4.640	4.651	4.673	4.684	4.719	4.742	4.787	4.851
99:05	4.635	4.645	4.666	4.677	4.709	4.731	4.774	4.834
99:06	4.630	4.639	4.659	4.669	4.700	4.720	4.761	4.817

Avg Life	7.422	6.600	5.332	4.843	3.769	3.277	2.608	2.026
Duration	5.869	5.296	4.397	4.043	3.246	2.870	2.341	1.860
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	10/18	2/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310E  30 year  6.0

3:59:01 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

5A1

25,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.69

355.28

300.0PSA

100:05

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	400	500	700	1000

99:21	5.561	5.560	5.559	5.559	5.557	5.556	5.554	5.551
99:22	5.557	5.556	5.553	5.552	5.548	5.545	5.541	5.534
99:23	5.554	5.552	5.547	5.545	5.539	5.535	5.528	5.517
99:24	5.550	5.547	5.542	5.539	5.530	5.525	5.514	5.500
99:25	5.546	5.543	5.536	5.532	5.522	5.515	5.501	5.484
99:26	5.543	5.539	5.530	5.526	5.513	5.504	5.488	5.467
99:27	5.539	5.534	5.524	5.519	5.504	5.494	5.475	5.450
99:28	5.536	5.530	5.518	5.513	5.495	5.484	5.462	5.433
99:29	5.532	5.526	5.513	5.506	5.486	5.473	5.449	5.416
99:30	5.529	5.522	5.507	5.499	5.477	5.463	5.436	5.399
99:31	5.525	5.517	5.501	5.493	5.469	5.453	5.423	5.383
100:00	5.521	5.513	5.495	5.486	5.460	5.443	5.410	5.366
100:01	5.518	5.509	5.489	5.480	5.451	5.432	5.397	5.349
100:02	5.514	5.504	5.484	5.473	5.442	5.422	5.384	5.332
100:03	5.511	5.500	5.478	5.467	5.433	5.412	5.371	5.315
100:04	5.507	5.496	5.472	5.460	5.425	5.402	5.358	5.299
100:05	5.504	5.492	5.466	5.454	5.416	5.391	5.345	5.282
100:06	5.500	5.487	5.461	5.447	5.407	5.381	5.332	5.265
100:07	5.496	5.483	5.455	5.441	5.398	5.371	5.319	5.249
100:08	5.493	5.479	5.449	5.434	5.390	5.361	5.306	5.232
100:09	5.489	5.474	5.443	5.428	5.381	5.351	5.293	5.215
100:10	5.486	5.470	5.438	5.421	5.372	5.340	5.280	5.198
100:11	5.482	5.466	5.432	5.415	5.363	5.330	5.267	5.182
100:12	5.479	5.462	5.426	5.408	5.355	5.320	5.254	5.165
100:13	5.475	5.457	5.420	5.401	5.346	5.310	5.241	5.148
100:14	5.472	5.453	5.415	5.395	5.337	5.300	5.228	5.132
100:15	5.468	5.449	5.409	5.389	5.328	5.290	5.215	5.115
100:16	5.465	5.445	5.403	5.382	5.320	5.279	5.202	5.098
100:17	5.461	5.440	5.397	5.376	5.311	5.269	5.189	5.082
100:18	5.457	5.436	5.392	5.369	5.302	5.259	5.176	5.065
100:19	5.454	5.432	5.386	5.363	5.294	5.249	5.163	5.048
100:20	5.450	5.428	5.380	5.356	5.285	5.239	5.150	5.032

Avg Life	14.118	10.999	7.351	6.253	4.302	3.573	2.696	2.035
Duration	8.728	7.265	5.382	4.758	3.541	3.038	2.388	1.855
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	9/33	9/33	9/33	9/33	9/33	7/33	8/31	12/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310F  30 year  5.2

4:01:12 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

6A1

25,887,750.92

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

10/30/03

30 year

5.05

178.58

250.0PSA

99:21

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	400	500	700	1000

99:05	4.888	4.898	4.918	4.929	4.961	4.983	5.025	5.085
99:06	4.883	4.892	4.911	4.921	4.952	4.972	5.011	5.067
99:07	4.877	4.886	4.904	4.913	4.942	4.961	4.998	5.050
99:08	4.872	4.880	4.897	4.905	4.932	4.950	4.984	5.033
99:09	4.867	4.874	4.890	4.898	4.922	4.939	4.971	5.016
99:10	4.861	4.868	4.882	4.890	4.912	4.928	4.957	4.999
99:11	4.856	4.862	4.875	4.882	4.903	4.917	4.944	4.982
99:12	4.850	4.856	4.868	4.874	4.893	4.906	4.930	4.965
99:13	4.845	4.850	4.861	4.866	4.883	4.895	4.917	4.948
99:14	4.840	4.844	4.854	4.859	4.874	4.884	4.903	4.931
99:15	4.834	4.838	4.846	4.851	4.864	4.873	4.890	4.914
99:16	4.829	4.832	4.839	4.843	4.854	4.862	4.876	4.897
99:17	4.823	4.826	4.832	4.835	4.844	4.851	4.863	4.880
99:18	4.818	4.820	4.825	4.827	4.835	4.840	4.849	4.863
99:19	4.813	4.814	4.818	4.820	4.825	4.829	4.836	4.846
99:20	4.807	4.808	4.811	4.812	4.815	4.818	4.822	4.829
99:21	4.802	4.802	4.803	4.804	4.806	4.807	4.809	4.812
99:22	4.797	4.796	4.796	4.796	4.796	4.796	4.795	4.795
99:23	4.791	4.790	4.789	4.788	4.786	4.785	4.782	4.778
99:24	4.786	4.785	4.782	4.781	4.777	4.774	4.769	4.761
99:25	4.780	4.779	4.775	4.773	4.767	4.763	4.755	4.744
99:26	4.775	4.773	4.768	4.765	4.757	4.752	4.742	4.727
99:27	4.770	4.767	4.761	4.757	4.748	4.741	4.728	4.710
99:28	4.764	4.761	4.753	4.750	4.738	4.730	4.715	4.693
99:29	4.759	4.755	4.746	4.742	4.728	4.719	4.701	4.676
99:30	4.754	4.749	4.739	4.734	4.719	4.708	4.688	4.659
99:31	4.748	4.743	4.732	4.726	4.709	4.697	4.675	4.643
100:00	4.743	4.737	4.725	4.719	4.699	4.686	4.661	4.626
100:01	4.738	4.731	4.718	4.711	4.690	4.676	4.648	4.609
100:02	4.732	4.725	4.711	4.703	4.680	4.665	4.635	4.592
100:03	4.727	4.719	4.704	4.695	4.670	4.654	4.621	4.575
100:04	4.722	4.714	4.696	4.688	4.661	4.643	4.608	4.558

Avg Life	7.404	6.580	5.311	4.821	3.746	3.253	2.583	2.001
Duration	5.816	5.252	4.365	4.015	3.224	2.850	2.322	1.840
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	9/18	9/18	9/18	9/18	9/18	9/18	9/18	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310A 30 year 5.5

3:52:47 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

1A1

17,784,000.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

10/30/03

30 year

5.60

238.00

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.592	7.022	7.719	8.425	8.887

Avg Life	11.740	8.317	5.506	4.039	3.428
Duration	7.683	5.718	4.050	3.133	2.732
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	8/23	8/23	8/23	8/23	8/23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

1A2

936,000.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

09/30/03

30 year

5.60

238.00

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.592	7.022	7.719	8.425	8.887

Avg Life	11.740	8.317	5.506	4.039	3.428
Duration	7.683	5.718	4.050	3.133	2.732
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	8/23	8/23	8/23	8/23	8/23

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310B  30 year  4.9

6:02:30 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A1

23,729,455.65

4.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.5000

10/30/03

30 year

5.06

118.00

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.858	7.196	7.737	8.306	8.693

Avg Life	5.350	4.623	3.783	3.165	2.844
Duration	4.293	3.733	3.088	2.617	2.372
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	8/13	8/13	8/13	8/13	8/13

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

3:33:54 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A3

13,280,181.00

1.57000

0

1.000000

1ML

1.1200

0.45000

1.00000

8.00000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

1.5700

10/30/03

1ML30 year

5.68

358.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	2.321	3.066	4.384	5.492	6.106

Avg Life	16.902	7.990	4.038	2.851	2.455
Duration	13.870	6.863	3.656	2.627	2.271
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	2/31	4/23	4/13	8/09	7/08

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A4

13,280,181.00

6.43000

0

1.000000

1ML

1.1200

7.55000

-1.00000

7.55000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

6.4300

10/30/03

1ML30 year

5.68

358.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	1.943	-8.340	-32.257	-56.145	-68.942

Avg Life	16.902	7.990	4.038	2.851	2.455
Duration	9.232	7.838	5.315	4.257	3.983
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	2/31	4/23	4/13	8/09	7/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

3:33:54 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A2

132,801,819.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

10/30/03

30 year

5.68

358.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.323	7.075	8.334	9.400	9.995

Avg Life	16.902	7.990	4.038	2.851	2.455
Duration	9.695	5.547	3.259	2.416	2.110
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	2/31	4/23	4/13	8/09	7/08

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A5

19,234,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.68

358.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.307	6.390	6.775	7.413	7.828

Avg Life	28.215	22.352	11.901	6.819	5.355
Duration	13.248	11.969	8.229	5.409	4.421
First Pay	2/31	4/23	4/13	8/09	7/08
Last Pay	11/32	6/29	1/19	2/12	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

J30OCTB1CP2  30 year  5.5

3:33:54 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A6

9,184,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.68

358.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.294	6.313	6.460	6.831	7.375

Avg Life	29.472	27.667	19.402	11.369	6.988
Duration	13.463	13.141	11.055	7.851	5.523
First Pay	11/32	6/29	1/19	2/12	1/10
Last Pay	8/33	8/33	8/33	8/33	4/12

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A7

20,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.68

358.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.469	6.645	6.846	6.991	7.074

Avg Life	20.265	15.247	11.575	9.806	9.024
Duration	10.884	9.130	7.727	6.963	6.591
First Pay	11/08	11/08	11/08	11/08	11/08
Last Pay	8/33	8/33	8/33	8/33	8/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310C  30 year  7.8

3:30:03 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A1

153,787,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.64

359.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.529	7.003	7.750	8.470	8.926

Avg Life	18.997	11.130	6.365	4.413	3.684
Duration	10.170	6.765	4.450	3.358	2.909
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	10/33	10/33	10/33	10/33	10/33

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A3

10,000,000.00

1.57000

0

1.000000

1ML

1.1200

0.45000

1.00000

8.00000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

1.5700

10/30/03

1ML30 year

5.64

359.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	2.320	3.057	4.345	5.414	5.999

Avg Life	16.930	8.038	4.094	2.908	2.513
Duration	13.888	6.906	3.710	2.682	2.328
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	3/31	4/23	5/13	9/09	7/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310C  30 year  7.8

3:30:03 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A4

10,000,000.00

6.43000

0

1.000000

1ML

1.1200

7.55000

-1.00000

7.55000

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

0.00000

6.4300

10/30/03

1ML30 year

5.64

359.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	1.958	-8.244	-31.770	-55.186	-67.656

Avg Life	16.930	8.038	4.094	2.908	2.513
Duration	9.243	7.834	5.318	4.251	3.970
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	3/31	4/23	5/13	9/09	7/08

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A2

100,000,000.00

5.25000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.2500

10/30/03

30 year

5.64

359.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.322	7.065	8.294	9.321	9.888

Avg Life	16.930	8.038	4.094	2.908	2.513
Duration	9.702	5.580	3.305	2.465	2.161
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	3/31	4/23	5/13	9/09	7/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310C  30 year  7.8

3:30:03 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A5

14,483,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.500

10/30/03

30 year

5.64

359.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.306	6.389	6.769	7.395	7.806

Avg Life	28.287	22.408	11.980	6.903	5.415
Duration	13.260	11.984	8.268	5.463	4.463
First Pay	3/31	4/23	5/13	9/09	7/08
Last Pay	12/32	7/29	2/19	4/12	2/10

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A6

6,915,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.64

359.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.294	6.312	6.458	6.814	7.328

Avg Life	29.559	27.739	19.478	11.581	7.238
Duration	13.477	13.154	11.078	7.957	5.667
First Pay	12/32	7/29	2/19	4/12	2/10
Last Pay	10/33	10/33	10/33	10/33	9/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310C  30 year  7.8

3:30:03 pm October 24, 2003

cmoproj.610

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A7

15,060,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.500

10/30/03

30 year

5.64

359.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.468	6.646	6.850	7.001	7.085

Avg Life	20.306	15.243	11.532	9.718	8.942
Duration	10.893	9.124	7.704	6.914	6.541
First Pay	11/08	11/08	11/08	11/08	11/08
Last Pay	10/33	10/33	10/33	10/33	10/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310D  30 year  5.8

3:57:03 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

4A1

103,550,000.00

4.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.5000

10/30/03

30 year

5.05

178.94

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.131	6.516	7.137	7.775	8.198

Avg Life	8.409	6.600	4.843	3.769	3.277
Duration	6.257	5.010	3.796	3.044	2.693
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	10/18	10/18	10/18	10/18	10/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310E  30 year  5.8

3:58:34 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

5A1

25,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

10/30/03

30 year

5.69

355.28

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.534	7.017	7.788	8.545	9.030

Avg Life	18.797	10.999	6.253	4.302	3.573
Duration	10.115	6.699	4.370	3.270	2.818
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	9/33	9/33	9/33	9/33	7/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0310F  30 year  5.2

4:04:05 pm October 17, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

6A1

25,887,750.92

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

10/30/03

30 year

5.05

178.58

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.407	6.795	7.423	8.069	8.498

Avg Life	8.391	6.580	4.821	3.746	3.253
Duration	6.161	4.938	3.742	3.001	2.655
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	9/18	9/18	9/18	9/18	9/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.